Investor Presentation March 7, 2017 Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (March 1, 2017). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Hyster-Yale at a Glance

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.

Separate lift truck, attachment and hydrogen power segments

Key Metrics In millions (except employee data)	Full Year 12/31/16		Nine Months Ending 12/31/16(1)
	Lift Truck	Nuvera	Bolzoni
Revenue	$2,451.6	$2.5	$115.6
Net Income (loss)	$66.9	$(23.8)	$(0.3)(2)
EBITDA(4)	$110.6	$(38.1)	$9.6(2)
ROTCE(4) (Net debt basis)	17.0%	n/m	n/m(1)
Net Debt at end of period	$139.6	n/m	$28.4
Approximate # of Employees (globally)	5,500	200	800

(1) **Bolzoni's financial results represent only nine months of activity from the acquisition date of April 1, 2016.**
(2) **Bolzoni's financial results include pre-tax charges of $2.7 million of one-time purchase accounting adjustments and $4.8 million of depreciation and amortization on acquired assets.**
(3) Bolzoni's FY sales of $152.5 million include sales of $36.8 million for Q1 2016 that were converted from euros of €33.9 million to U.S. dollars based on HY's average conversion rate for the period.
(4) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 32.

Q4 2016 Sales by Segment



Bolzoni 5.9%
Nuvera 0.1%
JAPIC 6.4%
EMEA 25.1%
Americas 62.5%

FY 12/31/16 Sales by Segment(2)



Bolzoni(3) 5.8%
Nuvera 0.1%
JAPIC 6.5%
EMEA 23.5%
Americas 64.1%

Solutions that DRIVE *Productivity*

3

HYSTER-YALE MATERIALS HANDLING

Hyster-Yale is a Full-Line Lift Truck Supplier…

CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
Electric Counterbalanced Rider Trucks	**Electric Narrow Aisle Trucks**	**Electric Hand Trucks**	**Internal Combustion Engine (cushion tire)**	**Internal Combustion Engine (pneumatic tire)**
1.0T to 5.5T	**1.5T to 6.0T**	**1.5T to 8.0T**	**1.0T to 7.0T**	**1.0T to 52.0T**



Electric CB
3 wheel Electric
4 wheel Electric
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
Pallet Trucks
Stackers
ICE CB
Internal Combustion Engine
Big Trucks
Empty Container Handlers
Reach Stackers
Laden Container Handlers
Forklifts

Over 260 different truck models available

Solutions* that DRIVE *Productivity
4
HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead Acid Battery
Lithium Ion Battery
Fuel Cell Engine
LPG & Bi-fuel
LPG & CNG
Diesel Tier 3 / Stage III
Diesel Tier 4 / Stage IV

Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Solutions



Technology Architecture



50,000+ assets under management
BOLZONI
BALYO
NUVERA
Integrated Solutions
• Hydrogen fuel cells
• Telematics solutions
• Specialized attachments
• Automation partnerships
Service Lifecycle Management System
Aftermarket Parts Integration
Mobile Work Order Management
Smart Service Suite
TECHNOLOGY SOLUTIONS
DEALER DBS
Mobile Field Apps
• Service event management
• Fleet management
• Mobile diagnostics
Financing
Customer Portal View
• Clean, consolidated view
• Dashboards
• Telematics driven actionable insights / alerts
• Fleet management tracking
• Parts order fulfillment
Lifecyle Business Intelligence
• Product development
• Predictive maintenance (PdM)
• Data analytics

Solutions that DRIVE *Productivity*

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HYSTER-YALE MATERIALS HANDLING

Five Key Perspectives to Emphasize Global market unit levels expected to be relatively stable at a high level for next few years Current external environment for Lift Truck business is challenging 7% operating margin at properly balanced HY-produced 115,000 units in this cycle remains Lift Truck business target Programs needed to achieve Lift Truck business target in place; timing of results cannot be forecast with specificity Recent acquisitions reinforce position in Lift Truck business and speed achievement to targeted 115,000 units

Lift Truck Industry Overview (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 4.4% long-term CAGR Average Industry Size. Source: WITS. Represents order intake. North America Retail Lift Truck Below Peak Trend _____________________ Source: WITS. LTM 12/31/15 Orders Reports. Long-term CAGR (2004 – 2016) = 4.4% Lift Truck Industry – Unit Distribution by Class _____________________ Source: WITS. FY 12/31/16 Orders Reports. ICE = Internal Combustion Engine Total Industry = 1,182k Units Class 4 ICE 4% Market Size - $ _____________________ Source: Internal Company estimates Market Size - Units Class 5 ICE 56% Class 1 Electric 19% Class 2 Electric 12% Class 3 Electric 9% Estimated Industry Revenue Mix _____________________ Source: WITS. FY 12/31/16 Orders Reports. Global Lift Truck Industry Breakdown (Units) Trend Upper Limit Lower Limit NA

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports.

Headwinds and Near-Term Challenges Impacting Near-Term Lift Truck Profitability Key Market Uncertainty Brazil, Turkey & South Africa Currency Strong U.S. Dollar Commodity Prices Fluctuating/Moving Up Shifting Product Mix ICE to Electric Customer Mix Changing Investments in Share Gain Programs ($ in millions) 7% OPERATING PROFIT MARGIN TARGET 2.0% Gap 4.0% Gap Prior Cycle Market Peak Softness in Core Industries

Volume of 115,000 Units from HY Factories Required to Achieve 7% Target 9,300 Class 1 and 2 trucks 500 Big Trucks Additional units to fill each assembly line 35,800 additional units needed to achieve target Note: 115,000 units does not include volume from non-HY manufacturing plants Increasing unit product profit Decreasing manufacturing variances Leveraging relatively stable SG&A …should increase operating profits to target levels by: 12,500 Class 3 trucks 13,500 Class 4 and 5 trucks Developing relationships with new customers takes time New customers often test and phase in products New dealers and dealer improvement programs take time New products take time to reach full acceptance All projects tracked – at different stages of maturity Our objective is to sell 115,000 HY-produced units in 2018, but a more realistic timeframe may be 2019 - 2020

Share Gain Drives Our Economic Engine Basic Business Areas Our strategies are designed to drive increased share, which in turn increases the lift truck population, which drives parts and service volumes. Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Design Component Commonality Supply Chain Manufacturing Quality Marketing Parts Infrastructure Capital Requirements Improve Warehouse Position Enhance Independent Distribution Succeed in Asia Enhance Big Truck Market Position Strengthen the Sales and Marketing Organization Low Cost of Ownership Understand Customer Needs Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share... Leverage Solutions and Technology Drivers A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Core Strategic Initiatives Update Highlights Initiative Highlights Strategic Objective Provide the right product and solution to meet the specific needs of different customers across multiple industries Product fit for application Premium, Standard and Utility products Unique innovations Automation & Telemetry Leverage Bolzoni relationship Market leadership in U.S.: heavy duty industries e.g. Paper Growing success in trucking industry Understand Customer Needs Strategic Objective Deliver lowest cost of ownership for all customers based on their specific application Initiative Low Cost of Ownership Improved fuel / energy consumption Engine to electric conversion Approximately 25,000 telemetry systems Supplier quality, all-time high Fleet management Outcome: Win in Targeted Major Accounts and Applications Outcome: Competitive Advantage across Product Segments

Core Strategic Initiatives Update Initiative Initiative Strategic Objective Highlights Develop the strongest independent, exclusive dealer network Enhance Independent Distribution Strategic Objective Highlights Strengthen penetration of the growing warehouse segment Improve Warehouse Position Significant strengthening in core U.S. market Growth of dual-brand coverage New dealers appointed in EMEA and Asia Enhanced dealer profitability Excellence programs in all theaters Outcome: Best Distribution Channels in the Industry Outcome: Be a Top Tier Global Competitor in Warehouse Major wins in marquee accounts New products Enhanced selling tools and trained dealers More dealer specialization Adding industry-focused direct sales people

Core Strategic Initiatives Update Strategic Objective Highlights Initiative Succeed in Asia Strategic Objective Highlights Initiative Enhance Big Truck Market Position Expand market penetration throughout Asia Increase leading market position and become supplier of choice in Big Truck segment Outcome: Increase Share and Strengthen Distribution at Accelerated Pace Outcome: Enhance leading market position in Big Trucks Leveraging Euro cost position in U.S. dollar markets Focus on industry and solutions Increased success with large port operators Successful new product launches Heart-of-market products under development Enhancement of dealer network and direct-selling capabilities Development of long-term strategic partnerships Development of right local products Establishment of support infrastructure Leveraging Big Truck success

Core Strategic Initiatives Update Strategic Objective Highlights Initiative Strengthen Sales and Marketing Organization Strengthen and align sales and marketing organization in all geographic regions Outcome: Gain momentum leading to higher unit volumes and enhanced market share Smaller sales management areas Implementing new sales approach to enhance solutions selling skills Major focus on account identification and coverage Expanded direct-selling teams in all regions Solutions organization links Engineering with Sales Increased global account focus Leverage Solutions & Technology Drivers Acquisition of Bolzoni Acquisition of Speedshield distribution (telematics) Development of Nuvera fuel-cell engines and hydrogen generation units Leverage expertise of HY and dealer channel Partnership with BALYO (automation) Relationship with Electrovaya (Lithium-ion battery) Become a one-stop materials handling solutions provider Outcome: Increase business from existing customers and new customers attracted to HY’s integrated solutions Strategic Objective Highlights Initiative

Hydrogen-Powered Lift Truck Opportunities & Advantages N. America electric trucks sold per year 150,000+ 25-50% Estimated up to can benefit from Fuel Cell solutions Global 700,000+ electric trucks sold per year Internal company estimates DOE reported N. America Growing sales pipeline: 5,000+ unit opportunities in sales pipeline More than 500 units in final stages of sales process Strong alignment with HY target accounts Both existing and new users of fuel cells Target 35-50% share Population of Fuel Cell Powered Lift Trucks in North America * __________ * 2015 is the most recent data available from the DOE at the time of publication of this presentation.

Growth Strategy – Where Will Fuel Cells Be Used Convert existing fuel cell users - Promote the Nuvera benefits vs competition Increase market penetration in existing lead-acid battery users - Promote the performance and convenience of Nuvera Build new markets with existing ICE truck users - High productivity in a clean energy solution - Address increasing emission regulations in certain applications and jurisdictions Ace Hardware Baldor Foods BMW Canadian Tire Central Grocers Coca-Cola CVS FedEx Golden State Foods Home Depot Honda IKEA Kroger Lowes Existing Users Gen1 Drop-In BBR Integrated Solution Gen2 Fuel Cell Hybrid Truck Engine Integrated Solution Approximate Engine Power Requirement [kW] 1-3 3-10 10-20 20-30 30-50 50-150

Separating Core Competencies and Responsibilities ECP STACK ENGINE BBR/Integrated Solution for Vehicle Stack Sub-System Engine Components Fuel Cell Engine Lift Truck Business – design + manufacture of battery-box replacements (BBR) and integrated solutions Nuvera – design + manufacture of fuel- cell stacks and engines and continued development of hydrogen generation appliance + electrochemical compressor (ECP) Power Electronics Hybrid Power System Stack Sub-System Engine Components Hydrogen Storage Thermal Management Fuel Cell Engine Enclosure and Counterweight Battery-Box Replacement/Integrated Solution

Nuvera / Hyster-Yale Competitive Advantages Industrialization Demand Flow / Lean Manufacturing Supply Chain expertise & Quality Management systems Validation and reliability growth testing Technology Patented fuel-cell stack design – performance & cost Technology roadmap – leverage development and volume Advanced compression and generation technology Commercialization Financially strong OEM ownership with long-term perspective Shift of BBR/Integrated Solutions production to Lift Truck business Leverage expertise of HY & dealer sales and service organizations Simplified transaction – single supplier, with financing options All-in fuel Cell solution Orion® Fuel-Cell Stack Nuvera® Fuel Cell System (BBR/Integrated Solution) Nuvera® Hydrogen Generator Hydrogen Refueling

The Nuvera Plan Successfully shipped product to launch customer Current generation BBR production at Nuvera® Design, manufacturing and aftermarket responsibility for next generation BBR and integrated solutions transferred to Lift Truck business Nuvera® focus on development of ECP, fuel-cell stack and engine Nuvera® continued development of Nuvera® Hydrogen Generator and HerculesTM ECP Leadership team enhanced and activities increased Discussions underway with various partners interested in Nuvera® technology Launch of Orion® 2 with increased power density and greater fuel efficiency Rapid ramp up in production of BBR and integrated solutions at Greenville, NC plant to meet anticipated expanding demand Continued focus on reducing cost of product to target costs Expansion into EMEA and JAPIC markets Execute partner opportunities Break-even operating per quarter at target margins sometime in 2018 Profitability at /above HY target economics over longer term Launch of hydrogen compressor technology beyond 2020 Current Phase 2017 Next Phase 2018+

Bolzoni Bolzoni is one of the worldwide leading manufacturers of lift truck attachments, forks and lift tables with an extensive product range 2016 Sales by Region* Managed as separate business segment Separation to maintain OEM information integrity 2016 CUSTOMER MIX* Lift Truck Manufacturers – OEM Dealers of Lift Trucks & Material Handling MARKET – INDUSTRIES Logistics Automotive Food & Beverage Pulp & Paper Appliances & Electronics Other Material Handling Synergy Opportunities ___________ * Percentages presented represent full-year 2016 revenues.

HY Path for Future Growth Includes Other Important Elements… GROWTH Through Core Lift Truck Business Share Gain Through Acquisition Through Partnership Through Investment in New Technologies

Strategy Roadmap for Share Gain Through New Account Acquisition Facilitating Structures Account Identification teams in each region New CRM/CPQ global tool Application Centers Industry Strategies / Application Guides New STE (Special Truck Engineering) for rapid product customization Industry / Customer Focus Industry cluster identification Customers by cluster identification (80/20 rule) Targeted messaging Disciplined contact management Established base position and grow penetration over time One-by- One Customer Focus Share Gain Drivers Products & Solutions Focus Industry Focus Geographic Focus

HY Volume Leverage & Target Economics Incremental Units Produced +5,000 Trucks Sales $159m Gross Profit $34m Operating Expenses $10m Operating Profit $24m Incremental Operating Profit % 15.4% As we make progress toward the 115,000 unit production levels, HY Lift Truck will generate significant incremental operating profit contribution… Importance of volume growth to reaching target Target is to move from significant loss to break even in a 2018 quarter then to significant profitability in the long term Nuvera Expect to exceed 7% operating profit target as programs mature Bolzoni Lift Truck Investor Day KCS Slide: Target Results Use only the HY Lift Truck Target on a single slide 42626 Will use a bullet point slide to describe Target to Nuvera and Bolzoni Lift Trucks Sold 124000 Lift Trucks Produced in HY plants 115000 Revenues $3,590 100 189 Gross Profit $640 25 0 Operating Expenses $390 -25 0 Operating Profit $250 0 13.8 0 7.301587301587302E-2 Operating Margin 7.7% 2 22.200000000000003

2016 Fourth Quarter Highlights

($ in millions)	2016 Fourth Quarter		FY 12/31/16	
Consolidated Revenue	**$690.6**	**100.0%**	**$2,569.7**	**100.0%**
Consolidated Operating Profit	**$8.4**	**1.2%**	**$34.9**	**1.4%**
Consolidated Net Income	**$12.2**	**1.8%**	**$42.8**	**1.7%**
EBITDA	**$22.4**	**3.2%**	**$82.1**	**3.2%**
Lift Truck Operating Profit	$19.3	3.0%[2]	$74.6	3.0%[2]
Bolzoni Operating Profit[1]	$1.7	4.2%[2]	$(0.1)	n/m[2]
Nuvera Operating Loss	$(12.6)	n/m[2]	$(39.6)	n/m[2]

2016 Fourth Quarter Highlights

LIFT TRUCK

- Revenues up due to increased shipments, primarily in EMEA, offset by the unfavorable effect of deal-specific pricing in North America
- Bookings comparable to and strong yearend backlog up from Q4 2015
- Operating profit declines due to the unfavorable effect of deal-specific pricing and unfavorable foreign currency movements, primarily in EMEA, partially offset by material cost deflation

BOLZONI

- Incremental revenues of $40.5 million
- Q4 operating profit includes $1.6m of amortization on acquired assets. (Full-year operating profit includes $2.7m of one-time purchase accounting adjustments and $4.8m of amortization on acquired assets.)

NUVERA

- Reported revenue of $0.6m
- Significant unfavorable inventory adjustments caused by higher initial costs of prototype and early production components compared with expected selling prices

(1) Bolzoni's financial results represent only nine months of activity from the acquisition date of April 1, 2016.
(2) Operating Profit (Loss) Margin % is calculated based on the respective business segment's revenues for the respective period.

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HYSTER-YALE MATERIALS HANDLING

2017 Earnings Perspective LIFT TRUCK FY 2016 Lift Truck results significantly affected by up-front investments made to move forward share gain initiatives. Net income declined due to unfavorable effect of lower pricing, including deal-specific pricing, at less than target margins, reduced sales volumes, which led to lower absorption and higher variances, and increased SG&A, including acquisition-related costs and higher marketing-related expenses. Anticipated share gains due to continued focus on gaining market share, development of new products and 2016 investments in share gain initiatives expected to result in increase in unit and parts revenues and operating profit Lift truck markets comparable to 2016 Net income expected to increase modestly from improvement in operating profit, partially offset by a higher income tax rate in 2017 and absence of tax benefits recognized in 2016 NUVERA Reorganization to focus on core competencies of fuel-cell stack and engine manufacturing and development and commercialization of hydrogen-generation appliance and ECP Shift responsibility for next generation of battery-box replacements and integration of fuel-cell engines to Lift Truck business during 2017 Anticipated significant increase in unit shipments and revenues compared with 2016 Generation of additional revenues and anticipated reduction in manufacturing costs per unit expected to result in lower net loss than in 2016, including inventory adjustments, specifically in the first half of 2017 Objective is to reach a quarterly break-even operating profit during 2018 BOLZONI Expected revenue increase from anticipated growth in EMEA market, recent OEM commitments and implementation of sales enhancement programs Implementation of integrated Lift Truck and Bolzoni programs expected to generate growth in operating profit and net income

Hyster-Yale Use of Cash Priorities Strategic initiatives to accelerate growth or enhance margins Acquisitions of technologies and other forklift-related businesses, including Bolzoni Investments to commercialize Nuvera’s technology 2014 2015 2016 Annual Dividends (1) $17.8m $1.10/share $18.4m $1.14/share $19.2m $1.18/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock Investments in Core Lift Truck Business Investments in Hydrogen Power Business Return Cash to Stockholders Investments in Adjacent or Complementary Businesses Investments in Share Gain Programs

by selling and producing 115,000 HY-factory trucks In Summary, Over the Next Few Years…. Get to approximately $3.6 billion HY Lift Truck segment revenue irrespective of industry size to Fill existing assembly line capacity through Significant share growth Which leverages Technology accelerators and business acquisitions

Valuation Approach Needs to Vary By Business Lift Truck and Attachment Businesses Hydrogen Power Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels and growth prospects Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology

A Solid Investment Option HYSTER-YALE Strong Balance Sheet Cash Generation & Commitment to Shareholder Return Investment & Growth in Game Changing Technologies Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Customer Focused & Solutions Oriented Strong Return on Capital

Appendix Appendix

Non-GAAP Disclosure Adjusted Lift Truck Business Operating Profit, EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: Adjusted Lift Truck Business Operating Profit is defined as Lift Truck Operating Profit, as reported, adjusted for the pre-tax effect of the $17.7 million gain on sale from the Brazil land and facility in 2014; EBITDA is defined as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Return on total capital employed (“ROTCE”) is defined as net income (loss) before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($ in millions)     Year Ended December 31     Consolidated 2012 2013 2014 2015 2016 Reconciliation of EBITDA Net income attributable to stockholders   $ 98.0   $ 110.0   $ 109.8   $ 74.7   $ 42.8 Noncontrolling interest income (loss)   0.1   0.2   0.4   0.4   (0.5) Income tax provision (benefit)   7.0   17.2   39.9   29.4   (4.0) Interest expense   12.4   9.0   3.9   4.7   6.7 Interest income   (1.5)   (1.8)   (1.1)   (1.5)   (2.0) Depreciation and amortization expense 28.0 30.2 29.7 28.9 39.1 EBITDA   $ 144.0   $ 164.8   $ 182.6   $ 136.6   $ 82.1 ($ in millions)     Year Ended December 31     Lift Truck 2012 2013 2014 2015 2016 Reconciliation of EBITDA Net income attributable to stockholders   $ 98.0   $ 110.0   $ 111.2   $ 89.3   $ 66.9 Noncontrolling interest income (loss)   0.1   0.2   0.4   0.4   (0.5) Income tax provision   7.0   17.2   40.7   39.4   12.2 Interest expense   12.4   9.0   3.9   4.7   6.9 Interest income   (1.5)   (1.8)   (1.1)   (1.5)   (3.0) Depreciation and amortization expense 28.0 30.2 29.6 27.3 28.1 EBITDA   $ 144.0   $ 164.8   $ 184.7   $ 159.6   $ 110.6

Non-GAAP Reconciliation (continued) _____________________ (1) Bolzoni’s financial results represent only nine months of activity from the acquisition date of April 1, 2016. Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($ in millions) Year Ended December 31 Nuvera 2014 2015 2016 Reconciliation of EBITDA Net loss attributable to stockholders   $ (1.4)   $ (14.6)   $ (23.8) Noncontrolling interest income   -   -   - Income tax benefit   (0.8)   (10.0)   (15.8) Interest expense   -   -   - Interest income   -   -   - Depreciation and amortization expense 0.1 1.6 1.5 EBITDA   $ (2.1)   $ (23.0)   $ (38.1) 9 Months Ended December 31 ($ in millions) Bolzoni (1) 2016 Reconciliation of EBITDA Net income attributable to stockholders $ (0.3) Noncontrolling interest income - Income tax provision (0.4) Interest expense 0.8 Interest income - Depreciation and amortization expense 9.5 EBITDA   $ 9.6

Non-GAAP Reconciliation (continued)

($ in millions)

Reconciliation of Return on Total Capital Employed (ROTCE)

	Consolidated	Lift Truck[1]	Nuvera	Bolzoni[2]
	12/31/16	12/31/16	12/31/16	Nine Months Ended 12/31/16
Average Stockholders' Equity (12/31/16, 9/30/16, 6/30/16, 3/31/16 and 12/31/15)	$483.6	$510.4	$7.4	$95.3
Average Debt (12/31/16, 9/30/16, 6/30/16, 3/31/16 and 12/31/15)	126.1	101.4	7.6	65.1
Average Cash (12/31/16, 9/30/16, 6/30/16, 3/31/16 and 12/31/15)	(94.6)	(205.2)	(0.1)	(8.4)
Average capital employed	**$515.1**	**$406.6**	**$14.9**	**$152.0**
Net income (loss)	$42.8	$66.9	$(23.8)	$(0.3)
Plus: Interest expense, net	4.7	3.9	-	0.8
Less: Income taxes on interest expense, net at 38%	(1.8)	(1.5)	-	(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$45.7**	**$69.3**	**$(23.8)**	**$0.2**
Actual return on capital employed percentage	**8.9%**	**17.0%**	**n/m**	**n/m[2]**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck Return on capital employed excludes the average initial investment of $74.5 million for the acquisition of Bolzoni and continuing average investments of $41.2 million in Nuvera. Investment numbers are based on a 5-point average.

(2) Bolzoni's financial results represent only nine months of activity from the acquisition date of April 1, 2016. Average Stockholders' Equity, Average Debt and Average Cash are calculated based on the three quarters ending 12/31/16, 9/30/16 and 6/30/16, respectively.

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HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation ($ in millions) 2012 2013 2014 2015 2016 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities   $128.7   $152.9   $100.0 $89.4 $(48.9) Net cash used for investing activities (19.5) (26.1) (44.4) (31.3) (145.1) Cash Flow before Financing   $109.2   $126.8   $55.6 $58.1 $(194.0) . Consolidated Year Ended December 31

Supplemental Information Appendix

The History of Hyster-Yale and its brands

HYSTER

HYSTER-YALE GROUP

1875 Yale Lock Mfg. broadens its scope into materials handling

1920 Yale and Towne launched a new battery powered low-lift platform truck

1929 Hyster founded in Portland Oregon as the Willamette Ersted Company

1944 Company name officially changed to Hyster Company

1950 Yale added gas, LP gas and diesel-powered fork lift trucks to its range

1959 First Hyster container handling trucks

1963 Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division

1964 Hyster introduces the famous Monotrol® pedal

1971 Yale forges a partnership with Sumitomo Ltd

1985 Yale acquired by NACCO Industries

1989 Hyster acquired by NACCO Industries

1989 **Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)**

2011 **NMHG introduces the UTILEV® lift truck for the utility segment of the market**

2012 **Hyster-Yale formed as independent public company following spin-off by NACCO**

2014 **NMHG, HY's operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market**

2016 **NMHG renamed Hyster-Yale Group**

HY completes acquisition of 100% of Bolzoni S.p.A.

Yale

UTILEV® THE UTILITY LIFT TRUCK™

NUVERA®

BOLZONI The Material Handling Group

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Attachment Manufacture
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Center
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tyler, Texas
HY Telematics
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China (JV)
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Billerica, Massachusetts
Hydrogen Products Headquarters; Hydrogen Products Research and Development; Hydrogen Products Manufacture
Montcarda/Reixac, Spain
Commercial Subsidiary
Ramos Arizpe, Mexico
Fabrication Manufacture
Salzgitter, Germany
Attachment Manufacture
Berea, Kentucky
Lift Truck Manufacture
Forbach, France
Commercial Subsidiary
Hefei, China
Supply Chain Center
Korschenbroich, Germany
Commercial Subsidiary
Charlotte, North Carolina
Experience Center
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
San Donato, Italy
Hydrogen Products Research and Development
Cavite, Philippines (JV)
Fabrication Manufacture
Pune, India
Engineering, Supply Chain and Marketing Center
Masate, Italy
Lift Truck Manufacture
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Kuala Lumpur, Malaysia
Asia Support Office
Prato, Italy
Commercial Subsidiary
Sydney, Australia
Division Headquarters; Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Barueri, Brazil
Brazil Marketing and Administration Center
LEGEND:
Lift Truck Business locations
Nuvera Business locations
Bolzoni Business locations
Global Headquarters
Prestons, Australia
Commercial Subsidiary

Solutions **that DRIVE** ***Productivity***

39

HYSTER-YALE MATERIALS HANDLING

Historical Consolidated Revenue ’04 – ’16: 1.9% CAGR ($ in millions)

_____________________ Lift Truck Segment Operating Profit, as reported Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix starting on page 32. ($ in millions) 4.0% Gap Closure Prior Cycle Market Peak Mid-Cycle Market Lift Truck Business Operating Profit Trends and % of Sales 7% TARGET

Lift Truck Business Target Economics Goal and Gap to Target Achieve 7% operating profit margin target at mid-cycle Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage FY 12/31/16 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 3.0% Margin Variances 0.3% Unit margin 0.7% Parts/other (0.4%) Volume Variances 3.7% Manufacturing variances/other 1.4% Operating Expenses 2.3% Lift Truck Operating Profit Margin % Gap 4.0% Lift Truck Operating Profit Margin % Target 7.0%

Lift Truck Overview and Sources of Revenue 2016 Worldwide Sales by Product _____________________ Represents Hyster-Yale North America lift truck unit shipments by industry. Includes Big Truck sales that represent 10.9% of total sales. 2016 data was not finalized as of the publication date of this presentation. Bolzoni revenues of $115.6 million included in parts. A leading global lift truck manufacturer in terms of units sold 2016 Retail Shipments by End Market (1) #3 Globally in 2015(3) Large installed base that drives parts sales Over 827,000 units worldwide HY sales of 84,800 units in 2016 79,200 units sold - produced in HY plants 5,600 units sold – produced by JV or other third parties Additional >6,300 units sold in Japan in 2016 Direct sales by JV partner (2)

Industry Units by Geography Lift Truck Unit Class Shipments _____________________ Source: Company: FY 12/31/16 Units Shipped Note: Units sold direct by SN JV are not included HY Lift Truck Units Sold by Geography _____________________ Source: WITS. FY 12/31/16 Orders Reports. _____________________ Source: WITS. FY 12/31/16 Orders Reports. ICE = Internal Combustion Engine _____________________ Source: Company: FY 12/31/16 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class HY Lift Truck Units by Class _____________________ Source: Internal Company estimates Estimated Industry Revenue Mix Industry Unit Revenue by Class HY Lift Truck Unit Revenue by Class _____________________ Source: Company: FY 12/31/16 Unit Revenues

Shift in Market Balance from ICE to Electric Today 2016 _____________________ Source: WITS. Orders Reports. ICE = Internal Combustion Engine DRIVERS: Customer shift Growth of warehousing and logistics Environmental, health and safety Evolving technologies Previous Peak 2007

Lift Truck Market Size Data

Distribution Channel Strength and Diverse Customer Base Blue Chip Customer Base Approximately 1,100 global dealer locations More than 2,800 application consultants Approximately 10,800 service technicians National Accounts Profile Independent Dealer Network Focused on strategic customers with centralized purchasing and geographically dispersed operations across dealer territories Fleet Management Program provides customers with value-added services that include service, aftermarket parts and comprehensive management of materials handling needs Two brand network strategy optimizes local presence and customer reach Key differentiating factors: Long-term relationships with dealers Territorial exclusivity encourages strong, long-term relationships with customers Brand exclusivity ensures dealers’ selling efforts focused on Hyster-Yale products National Accounts 17% Independent Dealers 83%

Our Long-Term Philosophy Long-term growth Long-term shareholders Shareholder protection Senior management incentivized as long-term shareholders Increase shareholder value Return on Capital Employed and Market Share Increase focus

Product Philosophy Full product line Segmented solutions Scalable modular platforms Leverage core assets Technology partners Fit for market and application Reliability and durability Energy efficiency Operator productivity Support growth initiatives Fill the factories Differentiation Innovation Guiding Product Philosophy Key Product Attributes Product Portfolio Focus

Our Investment in R&D Full Product Line* Lift Truck R&D Investment * Full Product Line – Class 1 through Class 5, including Big Truck 2.8% 2.6% 2.6% 2.7% 2.9% % of Revenue $ in millions

Segmentation – Expanding Standard Range Capability Cost Cost competitive (Targeting a 2-year Payback for Premium) Positioning right (Among Ours, Across Competition) Global designs - localized (Manufactured in Key Regions) Critical Success Factors Utility Standard Premium

Cost of Operation / Hour Factors Impacting Low Cost of Ownership *Typical truck cost/hour for 5,000lb North American applications Lease Fleet optimization Service & Repair Cost/hour Fuel Energy usage Mode control Alternative powertrains ICE to ER Telematics Fleet Management Extended Warranty Residuals Price management Cost control Operator Productivity Ergonomics/ fatigue Automated trucks Auto functions

Areas of Focus Telematics Internet of things Asset management Fleet and truck data Use of telematics Partnered approach Balyo, Seegrid Camera and laser-based systems Focus on integration and value proposition Automation Alternative Power Lead acid Lithium ion Fuel cell Diesel LPG Lithium ion Fuel cell Battery Box Solutions Integrated solutions

Capturing More Lifecycle Value Truck Hyster-Yale Maint HY/Dealer Energy Utility Company Fuel (Nuvera® Hydrogen Generator) Energy Utility Company Nuvera/Dealer Nuvera® Fuel Cell System Nuvera Maint HY/Dealer Truck Hyster-Yale Lead-Acid Battery* Nuvera® Fuel-Cell System Solution* *Representative Total Cost of Operation based on NREL 2013 report Batteries & Charger Battery Supplier Batteries $18-20k lifetime spend ($12k for 3 batteries / $6-8k for 1 charger)

Developing Our Product Range Typical Truck Voltage Approximate Engine Power Requirement [kW] 24V 36V 48V 1-3 3-10 10-20 Product available in all electric truck classes Minor modifications to address >70% of market

Advanced Technologies Fuel-Cell Engines Enhanced lift truck functionality Integrated engines across multiple OEMs Product Roadmap - New Markets Next Generation Fuel Cells Improved power density Fuel efficiency Lower cost Hydrogen Generator Higher capacity Longer life Improved efficiency Automotive Refueling Higher capacity hydrogen generator Ultra-high compression Standard fueling station layout Compression Technology Improved reliability Smaller footprint Quiet and efficient Technology and Product Roadmaps

Bolzoni’s Brands BOLZONI Founded in Italy in 1945, focus on lift truck attachments, forks and lift tables. A leading market position through the development of a worldwide network of subsidiaries and dealers, as well as strategic acquisitions. AURAMO Founded in Finland in 1947, focus on paper roll clamps, bale clamps and other specialized handling attachments. The worldwide recognized paper handling specialist. AURAMO was acquired by BOLZONI Group in 2001. MEYER Founded in Germany in 1953, focus on a wide range of lift truck attachment industry. The worldwide recognized multiple pallet handler inventor. MEYER was acquired by BOLZONI Group in 2006.

Relationship and Approach with HY Lift Trucks Stand-Alone Supplier Preferred supplier to HY Arms-length sales Commercial confidentiality Key supplier partner Purchasing leverage Broader market access Part of Hyster-Yale

2016 Bolzoni Revenue by Product Line € 137,6 M Other Revenues* € 5,6 M 4% Forks € 15,1 M 11% Lift Table € 8,9 M 6% Attachments € 108.0 M 79% ___________ * Other Revenes – Rental business and Customer care. Note – Revenue by product line and percentages presented represent full-year 2016 revenues.

Able to meet customers needs globally Global economies of scale Young/ fresh product line Broad array of power options, including hydrogen Broad range of attachments Source of aftermarket profitability Barrier to entry Global Full Product Line Field Population Dealer Relationships Independent distribution model Exclusive distribution Combine OEM excellence with entrepreneurial distribution focused on customer Long-term relationships Able to meet most needs National Account programs Customer Relationships High performance metrics Large fleet program Aftermarket Support Employee Relationships Engaged workforce Experienced leadership Equal treatment Our Competitive Advantages